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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003



                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                           1-5424                 58-0218548
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  (State or other jurisdiction   (Commission File Number)    (IRS Employer
          of incorporation)                                  Identification No.)



                  P.O. Box 20706, Atlanta, Georgia 30320-6001
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600

                  Registrant's Web site address: www.delta.com

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

Exhibit 13 2002 Annual Report to Shareowners of Delta Air Lines, Inc., excluding route maps.

Exhibit 23           Independent Auditors' Consent dated March 24, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         Delta Air Lines, Inc. (Delta) today began mailing to shareowners its Notice of Annual Meeting of Shareowners, Proxy Statement and 2002 Annual Report to Shareowners ("Annual Report"). The Annual Report, excluding route maps, is attached hereto as Exhibit 13. You may view the Annual Report at Delta's Web site at www.delta.com.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DELTA AIR LINES, INC.



                                     BY:   /s/ Edward H. Bastian
                                           -----------------------------------
                                           Edward H. Bastian
                                           Senior Vice President - Finance and
                                           Controller

Date:    March 25, 2003

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                                  EXHIBIT INDEX

Exhibit Number                      Description

Exhibit 13 2002 Annual Report to Shareowners of Delta Air Lines, Inc., excluding route maps

Exhibit 23         Independent Auditors' Consent dated March 24, 2003